Exhibit 10.1



                               FIRST AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER

            THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Amendment") is made as of April 12, 2001 by and among General Mills, Inc., a Delaware corporation ("General Mills"), General Mills North American Businesses, Inc., a Delaware corporation and wholly owned subsidiary of General Mills ("Merger Sub"), Diageo plc, a public limited company incorporated under the laws of England and Wales ("Diageo"), and The Pillsbury Company, a Delaware corporation and indirect wholly owned subsidiary of Diageo ("Pillsbury"). Unless otherwise specified, capitalized terms herein shall have the meaning ascribed to them in the Merger Agreement (as herein defined).


                                    RECITALS


            WHEREAS, General Mills, Merger Sub, Diageo and Pillsbury are the parties to that certain Agreement and Plan of Merger, dated as of July 16, 2000 (the "Merger Agreement").

            WHEREAS, the parties to the Merger Agreement desire to amend the Merger Agreement as set forth in this Amendment.

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained in this Amendment, and intending to be legally bound hereby, the parties hereto agree as follows:

            1. Amendment of Termination Provisions.   Section 10.1(b) of the
Merger Agreement is hereby replaced in its entirety with the following:

                  "(b) either General Mills or Diageo, if the Effective Time shall not have occurred by the close of business on June 30, 2001 (the "Termination Date");"

            2. Counterparts; Effectiveness. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement. Except as expressly amended hereby, the terms and conditions of the Merger Agreement shall remain in full force and effect. The Merger Agreement, as amended by this Amendment, shall be binding upon the parties hereto and their successors and permitted assigns. This Amendment shall be effective as of the date first written above.

            3.  Governing Law; Jurisdiction and Forum; Waiver of Jury Trial.
(a) This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.

            (b) Each of the parties hereto irrevocably submits to the exclusive jurisdiction of any Delaware state or federal court of appropriate jurisdiction in any Action arising out of or relating to this Amendment, and hereby irrevocably agrees that all claims in respect of such Action may be heard and determined in such Delaware state or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such Action. The parties further agree, to the extent permitted by applicable Law, that any final and unappealable judgment against any of them in any Action contemplated above shall be conclusive and may be enforced in any other jurisdiction

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within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

            (c) To the extent that any party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations with respect to this Amendment.

            (d) Each party waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any Action arising out of or relating to this Amendment. Each party certifies that it has been induced to enter into this Amendment by, among other things, the mutual waivers and certifications set forth above in this Section 3.

            4. Headings; Definitions. The section and article headings contained in this Amendment are inserted for convenience of reference only and will not affect the meaning or interpretation of this Amendment. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.



                                   GENERAL MILLS, INC.

                                   By:  /s/ James A. Lawrence
                                      -------------------------------------
                                      Name:   James A. Lawrence
                                      Title:  Executive Vice President,
                                              Chief Financial Officer


                                   GENERAL MILLS NORTH AMERICAN BUSINESSES, INC.

                                   By:  /s/ James A. Lawrence
                                      -------------------------------------
                                      Name:   James A. Lawrence
                                      Title:  Executive Vice President


                                   DIAGEO plc

                                   By:  /s/ Paul Steven Walsh
                                      -------------------------------------
                                      Name:   Paul Steven Walsh
                                      Title:  Group Chief Executive


                                   THE PILLSBURY COMPANY

                                   By:  /s/ John Stewart
                                      -------------------------------------
                                      Name:  John Stewart
                                      Title: SVP Strategy & Business Development